EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and solely for the purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1.                                       The Annual Report of Rafaella Apparel Group, Inc. on Form 10-K/A for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rafaella Apparel Group, Inc.

October 29, 2008	By:	/s/ Christa Michalaros
Christa Michalaros Chief Executive Officer and Director (Principal Executive Officer)

October 29, 2008	By:	/s/ Chad J. Spooner
Chad J. Spooner Chief Financial Officer (Principal Financial and Accounting Officer)